HANSBERGER INTERNATIONAL SERIES

Supplement dated December 29, 2011 to the Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2011, as may be revised or supplemented from time to time.

Effective January 1, 2012, the name of the Distributor of the Funds (the “Distributor”) will change from Natixis Distributors, L.P. to NGAM Distribution, L.P., and all references to the Distributor found in the Prospectus and SAI will be replaced as such.

Effective January 1, 2012, Natixis Distribution Corporation will change its name to NGAM Distribution Corporation, and all references to Natixis Distribution Corporation found in the SAI will be replaced as such. Also effective January 1, 2012, Natixis Asset Management Advisors, L.P. will change its name to NGAM Advisors, L.P., and all references to Natixis Asset Management Advisors, L.P. found in the SAI will be replaced as such. Also, effective January 1, 2012, all references to Natixis Global Associates will be deleted.